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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported) January 5, 2005
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                    INDIGENOUS GLOBAL DEVELOPMENT CORPORATION
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             (exact name of registrant as specified in its charter)

                                      Utah
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                 (State or other jurisdiction of incorporation)

      0-22968                                           87-0363789
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Commission File Number                        IRS Employer Identification
Number

          100 BUSH STREET, SUITE 600, SAN FRANCISCO, CALIFORNIA   94104
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                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (415) 283-4757
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ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.
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On January 5, 2005, the firm of Grobstein, Horwath & Co. LLP. accepted the appointment of the Board of Directors of Indigenous Global Development Corporation (the "Registrant") as the Registrant's auditors.

During the two most recent fiscal years and through the date hereof, neither the Registrant nor any one on behalf of the Registrant has consulted with Grobstein, Horwath & Co. LLP., regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any other matters or reportable events required to be disclosed under Items 304 (a)
(2) (i) and (ii) of Regulation S-B.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:     January 10, 2005          INDIGENOUS GLOBAL DEVELOPMENT CORPORATION

                                      By: /s/ Deni Leonard
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                                          Deni Leonard, Chairman & CEO